SELECT BALANCE SHEET DETAILS	3 Months Ended
Mar. 31, 2013
Select Balance Sheet Details
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Inventory

Inventories of $371,000 as of March 31, 2013 were comprised of work in process of $346,000 representing direct labor costs on in-process projects and finished goods of $25,000 net of reserves for obsolete and slow-moving items of $3,000. Inventories of $262,000 as of December 31, 2012 were comprised of work in process of $254,000 representing direct labor costs on in-process projects and finished goods of $8,000 net of reserves for obsolete and slow-moving items of $3,000. Appropriate consideration is given to obsolescence, excessive levels, deterioration and other factors in evaluating net realizable value and required reserve levels.

Intangible Assets

The Company has intangible assets in the form of trademarks, trade names and patents. The carrying amounts of the Company’s acquired trademark and trade name intangible assets were $43,000 and $47,000 as of March 31, 2013 and December 31, 2012, respectively, which include accumulated amortization of $304,000 and $300,000 as of March 31, 2013 and December 31, 2012, respectively. Amortization expense for the intangible assets was $4,000 for the three months ended March 31, 2013 and 2012. All intangible assets are being amortized over their estimated useful lives with no estimated residual values. Any costs incurred by the Company to renew or extend the life of intangible assets will be evaluated under ASC No. 350, Intangibles – Goodwill and Other, for proper treatment.

In June 2012, the Company entered into an asset purchase agreement with Vocel, Inc., a Delaware Corporation, whereby the Company purchased certain assets, consisting primarily of certain patents and trademarks. The Company evaluated this transaction under ASC No. 805, Business Combinations, and determined that this transaction constituted an asset purchase. The Company determined the aggregate fair value of the consideration issued to be approximately $159,000 and has allocated this amount to the relative fair value of the assets acquired resulting in $159,000 being allocated to patents. The Company began amortization of the acquired patents in the third quarter of 2012 on a straight-line basis over their weighted-average remaining life of approximately 13.5 years. Amortization expense related to the patents was $3,000 and $0 for the three months ended March 31, 2013 and 2012, respectively.

The estimated acquired intangible amortization expense for the next five fiscal years is as follows:

Fiscal Year Ended December 31,	Estimated Amortization Expense ($ in thousands)
2013 (9 months)	$21
2014	28
2015	27
2016	12
2017	12
Thereafter	93
Totals	$193

Goodwill

The Company annually, or more frequently if events or circumstances indicate a need, tests the carrying amount of goodwill for impairment. A two-step impairment test is used to first identify potential goodwill impairment and then measure the amount of goodwill impairment loss, if any. The first step was conducted by determining and comparing the fair value, employing the market approach, of the Company’s reporting unit to the carrying value of the reporting unit. The Company continues to have only one reporting unit, Identity Management. Based on the results of this impairment test, the Company determined that its goodwill was not impaired as of March 31, 2013.